UNITED STATES SECURITIES
                                       AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act to 1934

                          Date of Report: July 18, 2006


                        FIRST OAK BROOK BANCSHARES, INC.



            DELAWARE                  0-14468               36-3220778
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)

                   1400 Sixteenth Street, Oak Brook, IL 60523
                         Telephone Number (630) 571-1050
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition

On July 18, 2006, First Oak Brook Bancshares, Inc. (the "Company") announced its results of operations for the three months and six months ended June 30, 2006. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

The information included in Item 2.02 is included in this item and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits.

          Exhibit     Description

          99.1        Press Release issued by First Oak Brook Bancshares, Inc.
                      dated July 18, 2006.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST OAK BROOK BANCSHARES, INC.
                                                (Registrant)



      Date: July 18 , 2006              /S/ROSEMARIE BOUMAN
            ---------------            --------------------------------
                                       Rosemarie Bouman
                                       Vice President and
                                       Chief Financial Officer